UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 West Executive Parkway, Suite 100, Lehi, Utah 84043

(Address of principal executive offices and zip code)

Registrant’s telephone, including area code: (801) 341-7900

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On August 10, 2015, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2015. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

Quarterly Cash Dividend

On August 10, 2015, the Company issued a press release announcing that its Board of Directors approved the Company’s payment of a quarterly cash dividend of $0.10 per share, payable on September 8, 2015, to shareholders of record on August 25, 2015.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit.

Item No.	Exhibit
99.1	Press Release issued by Nature’s Sunshine Products, Inc., dated August 10, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: August 11, 2015	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Executive Vice President, Chief Financial Officer and Treasurer